November 19, 2008

ALTERNATIVE STRATEGIES MUTUAL FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus dated October 14, 2008, as supplemented October 24, 2008

Effective immediately, the “The Sub-Advisers” section of the Alternative Strategies Mutual Fund’s (the “Fund”) Prospectus has been amended to include the disclosure below.

Not all of the sub-advisers listed for the Fund may be actively managing assets for the Fund at all times. To the extent that a sub-adviser is not actively managing assets for the Fund, the Fund may not be employing the investment style utilized by that sub-adviser to achieve its investment objective.  Subject to the oversight of the Board of Trustees, the Adviser may temporarily allocate Fund assets away from a sub-adviser.  Situations in which the Adviser may make such a determination include the level of assets in the Fund, changes in a sub-adviser’s personnel or a sub-adviser’s adherence to an investment strategy.

Please retain this Supplement with your Prospectus for future reference.

The date of this Prospectus Supplement is November 19, 2008.